ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2013
Accounts Receivable, Net [Abstract]
Loans Notes Trade and Other Receivables Disclosure [Text Block]
6.	ACCOUNTS RECEIVABLE

The majority of the Company's sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts and the management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, the Company has determined that $235,755 and $213,457 allowance for doubtful accounts is required as of December 31, 2013 and 2012 respectively and no allowance for doubtful accounts is required as of December 31, 2011.